SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   {X}

Filed by a Party other than the Registrant   { }

Check the appropriate box:
{ }  Preliminary Proxy Statement           { }  Confidential, for Use of the
{x}  Definitive Proxy Statement                 Commission Only, (as Permitted
{ }  Definitive Additional Materials            by Rule 14A-6(e)(2))
{ }  Soliciting Material Pursuant to ss.240.14a-11(C) or ss.240.14a-12


                           Profile Technologies, Inc.
                           --------------------------
                (Name of Registrant as Specified in its Charter)


                         ------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Paymef Filing Fee (Check the appropriate box)

{x}     No fee required

{ }     Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

{ }      Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)       Amount Previously Paid:

         (2)       Form, Schedule or Registration Statement No.:

         (3)       Filing Party:

         (4)       Date filed:

Notes:

                           PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                                Roslyn, NY 11576
                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD November 15, 1999
                  --------------------------------------------

     The Annual Meeting of Shareholders of Profile Technologies, Inc. (the "Company") will be held at 9:00 a.m. on Monday, November 15, 1999 at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022 for the following purposes:

         1. To elect a Board of Directors consisting of seven persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified.

         2.       To transact  such other  business as may properly  come before
                  the  Annual  Meeting  and  any   postponement  or  adjournment
                  thereof.

     The Board of Directors has fixed October 12, 1999 as the record for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of and to vote at the meeting or adjournment.

     Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please sign and date the accompanying proxy and return it promptly in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.



                                       By Order of the Board of Directors

                                       Henry Gemino
                                       Executive Vice President,
                                       Chief Operating Officer
                                       Corporate Secretary

October 15, 1999

                           PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                               Roslyn, N.Y. 11576



               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         To be held on November 15, 1999




                                  INTRODUCTION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at the Omni Berkshire Place Hotel, 21 East 52nd Street, New York, New York 10022 at 9: 00 a.m. on November 15, 1999 and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about October 15, 1999.

     The matters listed below will be considered and voted upon at the meeting:

     1. To elect a Board of Directors consisting of seven persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified;

     2. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     Shares of common stock as to which Proxies have been executed will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "For" Management's nominees for Director and will be voted at the discretion of the proxy with respect to other matters which may properly come before the meeting pursuant to item 2 above. A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company either a written revocation or a duly executed Proxy bearing a later date. Additionally, attendance at the meeting and voting shares in person will revoke any prior proxy relating to such shares.

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     All of the officers and directors and their affiliates (who own in the aggregate approximately 1,240,000 of the shares outstanding) have informed the Company that they intend to vote in favor of management's nominees for director as set forth herein.

                                VOTING SECURITIES

     The total number of outstanding shares of the Company's $.001 par value Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on October 12, 1999 (the "Record Date") is 4,285,092. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The current Board of Directors of the Company consists of Gale D. Burnett, Henry Gemino, G.L. Scott, John Tsungfen Kuo, Murphy Evans, Allen G. Reeves and Charles Christenson. Each of these persons has agreed to be renominated to stand for election to the position of director at the annual shareholders meeting. If one or more of the nominees is unable to serve or for good cause will not serve at the time of the meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors. A quorum being present, a favorable vote of a majority of shares present and voting, either in person or by proxy, is required for the election of any Director. Under applicable Delaware law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote. The Company currently has a standing audit committee of its Board of Directors consisting of Murphy Evans, Allen G. Reeves and Charles Christenson. The Company has no compensation committee. During the year ended June 30, 1999, the Company's Board of Directors held 4 meetings. All persons who were directors during the year ended June 30, 1999 attended at least seventy-five percent of all of the meetings held while they were directors.

         Nominees for Election to the Board of Directors:

                                PRINCIPAL                         DIRECTOR
   NAME                        OCCUPATION                          SINCE
   ----                        ----------                          -----

G.L. Scott               Chief Executive Officer,                   1988
                         Co-Chairman of the Board


Gale D. Burnett          Director, Vice-Chairman                    1988

Henry Gemino             Executive Vice President,                  1988
                         Chief Operating Officer,
                         Chief Financial Officer,
                         Secretary, Director,
                         Co-Chairman of the Board

Murphy Evans             President, Director                        1995
                         Director

John Tsungfen Kuo        Professor Emeritus                         1995
                         Columbia University,
                         Chief Technical Consultant
                         to the Company

Allen G. Reeves          Attorney at law                            1997

Charles Christenson      Professor Emeritus                         1999
                         Harvard Graduate School
                         Of Business Administration

     Set forth below is information regarding the directors as well as all nominees for director:

     G.L. Scott. Mr. Scott, since 1988, has been Chairman of the Board of Profile Technologies, Inc. From 1984 to the present, he has been Ranch Manager of the GX2 Ranch in Rogue River, Oregon. From 1978 to 1984 Mr. Scott was Chief Executive Officer and later Chairman of the Board of NORPAC Exploration Services, Inc. of Denver, Colorado. While involved with NORPAC, he facilitated the merger of several oil service companies into a conglomerate that included oil exploration, drilling, data sales and brokerage, tape reproduction and data storage. NORPAC went public in 1981 and was acquired by a subsidiary of Texas Eastern Pipeline Co., in 1984.

     Gale D. Burnett. Mr. Burnett has spent approximately 30 years in the computer and high technology manufacturing industry. He participated at high level engineering or management positions in seven different IBM compatible disk projects, including employment between 1962 and 1980 with IBM, Memorex, Caelus Memories, Telex and Storage Technology Corporation, Inc. In 1980 he founded Advanced Monitoring Systems, Inc., a public Company that developed a computerized pipeline testing tool. Since 1987, he has been founder and is currently a director and Vice-Chairmant of Profile Technologies, Inc., and continues his research and development of the Company's products and technology.

     Henry Gemino. Mr. Gemino has been involved in the stock brokerage and money management industries for 15 years. Over this period he has been a Vice President at Oppenheimer Co., Drexel Burnham and Bear Stearns & Co. in New York. From 1980 to 1991 he was President of H. Edmund Associates, where he directed all money management, venture capital and investment banking operations. From 1988 to the present, he has been a co-founder and executive Vice President of Profile Technologies, Inc.

     Murphy Evans. Mr. Evans is President and a director of the Company and is also President of L & S Holding Co., a family owned holding company that is engaged in several different businesses. Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     John Tsungfen Kuo, Ph.D., Sc.D. Dr. Kuo has been a director of and consultant to the Company since 1995 and is also Vice Chairman of the Board of Directors of the Company. Dr. Kuo is currently the Ewing and Worzel professor emeritus at Columbia University and is an expert in acoustic, elastic, hydrodynamics, and electromagnetic wave propogation. Born in China, Dr. Kuo immigrated to the United States in 1949 and became a naturalized United States citizen in 1967. He received a BS degree in Geology, Physics and Mathematics from the University of Redlands in 1952 and an honorary Sc.D. from the same school in 1978. He received an MS degree in Geophysics from the California Institute of Technology in 1954 and a Ph.D. in Geophysics from Stanford University in 1958. Among his teaching positions, he was professor from 1967-1983, Vinton professor from 1983-1985 and Ewing and Worzel professor from 1985-1992, all at Columbia University. He has been involved in numerous research projects involving various aspects of Geophysics for almost 40 years. He was the recipient of the Alexander Vin Humboldt award for Distinguished U.S. senior scientists from the Federal Republic of Germany in 1986. He was a distinguished senior scholar at the University of Cambridge, England from 1970-1971; visiting professor at the University of Texas in Austin from 1978-1979 as well as a visiting professor in 1978; adjunct professor 1992 -at Cornell University; and visiting professor at the Technical University of Clausthal in the Federal Republic of Germany in 1986-1987. He was also director of the Lamont-Doherty Earth Observatory's underground Geophysical observatory in Ogdensburg, New Jersey from 1967-1977. He is also associate life editor of Geophysics review (a publication of the American Geophysics Union) and a member of numerous other professional and scientific organizations.

     Allen G. Reeves. Mr. Reeves has been the Company's outside legal counsel since 1991 and has been a director since 1997. He received his BA degree from Colorado College in 1969 and his JD degree from the University of Colorado in 1972. He has been in private practice in Denver, Colorado for the past 24 years, specializing in securities law, corporate transactions and mergers and acquisitions.

     Charles Christenson. Professor Christenson has been a director of the Company since 1998. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and the Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961.While on a leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science, the American Accounting Association and the American Economics Association. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science.

     There are no family relationships among the directors. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected.

     The Company has no compensation, pension, profit sharing or similar plans in effect. It provides a medical reimbursement plan and medical insurance coverage to officers and may provide other benefits to officers and employees in the future. It also pays a director's fee to non-employee directors of $1,000 per month and to the Chairman of the Board of Directors, $2,000 per month. The Company also reimburses actual expenses incurred in attending Board meetings.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the record date by
(i) all persons who own of record or are known to the Company to beneficially own more than 5% of the issued and outstanding shares of common stock, and (ii) by each director, each director nominee, each of the executive officers named in the tables under "Executive Compensation" and by all executive officers and directors as a group:

                                                     Amount and Nature of              Percent of Class
                               Positions and           Beneficial Common              Based on Beneficial
Name and Address               Offices Held           Stock Ownership(1)                 Ownership(1)
----------------               ------------           --------------------            --------------------
Gale D. Burnett                Vice Chairman                874,000(2)                      20.1%
9191 Northwood Rd.             Director
Lynden, WA 98264

Henry Gemino                   Executive Vice               596,000(3)                      13.4%
5 Strickland Place             President, Chief
Manhasset, L.I., NY 11030      Operating Officer,
                               Secretary, Director
                               Co-Chairman of the
                               Board of Directors

G.L. Scott                     Chief Executive Officer,     188,000(4)                       4.4%
P.O. Box 986                   Co-Chairman of the
Rogue River, Or 97537          Board of Directors


                                       5




Murphy Evans                   President,                   306,000(5)                       7.0%
204 Rosiland Street            Director
P.O. Box 688
Laurinburg, NC 28352

John Tsungfen Kuo              Director                     350,000(6)                       7.6%
11 Hoffman Lane
Blauvelt, NY 10913

Allen G. Reeves                Director                     125,000(6)                       3.0%
900 Equitable Bldg.
730 17th Street
Denver, CO 80202

Charles Christenson           Director                       10,000(6)                        *
1 Chauncy Lane
Cambridge, MA 02238

Frank Goodhart, Jr.           Shareholder                   250,000                          5.8%
1069 Old Forge Crossing
Lancaster, PA 17601

All Directors and                                         2,309,000(7)                      43.2%(7)
Officers as a Group
(7 persons)

* less than one percent

--------------

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)  Includes 764,000 shares issued in the name of Sonja Burnett, wife of Gale
     D. Burnett. Also includes warrants for Gale D. Burnett to acquire 110,000 shares of Common Stock. Also includes 150,000 shares that are subject to a purchase option in favor of Henry Gemino.

(3) Includes warrants to purchase 270,000 of Common Stock. Also includes an option to acquire 150,000 shares of Common Stock from Sonja Burnett.

(4) Includes 40,000 shares issued in the name of the relatives of G.L. Scott or in the name of Mr. Scott's wife. Also includes warrants to purchase 45,000 shares of Common Stock issued to Mr. Scott.

(5) Includes 30,000 shares held in the name of Mr. Evans' wife. Also includes 40,000 shares held in the name of Falco Enterprises, Inc., controlled by Mr. Evans. Also includes warrants to purchase 150,000 shares of Common Stock.

(6)  Consists entirely of warrants to purchase Common Stock.

(7) Assumes exercise of all warrants and options owned by all officers and directors.


                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

                                                                    Officer of
                                       Position Held                the Company
Name                       Age         With Company                   Since
----                       ---         ------------                 -----------

G.L.Scott                  73          Chief Executive                 1988
                                       Officer, Co-Chairman
                                       of the Board

Gale D. Burnett            61          Director,                       1988
                                       Vice-Chairman
                                       of the Board

Henry Gemino               48          Co-Chairman of the              1988
                                       Board, Executive Vice
                                       President, Chief
                                       Operating Officer,
                                       Chief Financial
                                       Officer, Secretary,
                                       Director,

Murphy Evans               67          President, Director             1998

     In addition, John Tsungfen Kuo has been the chief technical consultant to the Company since 1995 and is also Vice Chairman of the Board. Biographical information concerning all of the executive officers as well as Dr. Kuo can be found under Proposal 1 - Election of Directors appearing elsewhere in this Proxy Statement.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person pursuant to which that officer was selected.

                             EXECUTIVE COMPENSATION

Employment Contracts.

     None of the executive officers are employed pursuant to employment contracts. However, the Company has entered into confidentiality agreements with each executive officer concerning the confidentiality of information in connection with the Company's technology.

Cash Compensation

     The following table shows all cash compensation paid or to be paid by the Company as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.


                                             Summary Compensation Table

                                                                                            Long Term Compensation
                                                                                            ----------------------
                                      Annual Compensation                            Awards                Payouts
                                      -------------------                            ------                -------
   (a)                          (b)        (c)            (d)           (e)          (f)        (g)          (h)           (i)
                                                                       Other       Restricted
Name and                                                              Annual       Stock                    LTIP        All Other
Principal                                                             Compen-      Award(s)   Options/      Payouts     Compen-
Position                       Year     Salary($)       Bonus($)      sation($)    $          SARS(#)(1)    $           sation($)
--------                       ----     ---------      --------      ---------     ---------  ---------     -------     --------
G.L. Scott                     1999     $ 24,000            0            0            0            0            0            0
Chief                          1998       24,000            0            0            0            0            0            0
Executive                      1997        8,500            0            0            0       25,000            0            0
Officer

Gale D. Burnett                1999     $120,000            0            0            0            0            0            0
Director,                      1998      120,923            0            0            0            0            0            0
Vice Chairman                  1997      104,561            0            0            0            0            0            0


Henry Gemino                   1999     $120,000            0            0            0            0            0            0
Executive Vice                 1998      120,923            0            0            0            0            0            0
President,                     1997      104,561            0            0            0            0            0            0
Chief Operating
Officer, Chief
Financial
Officer, Co-Chairman

(1)  Common Stock Purchase Warrants

Consulting Agreements
---------------------

     Dr. John Tsungfen Kuo acts as a consultant to the Company with respect to scientific and technological matters in connection with the Company's ongoing research and development activities. Under the terms of his consulting agreement, Dr. Kuo is paid a consulting fee of $10,000 per month. The consulting agreement expires December 1, 1999. In the year ended June 30, 1999, Dr. Kuo received total consulting fees of $180,000 which included $60,000 in fees which had been deferred from the previous year. He is also reimbursed for direct expenses incurred in the performance of his consulting duties.

     Dr. Kuo is entitled to receive a royalty equal to one percent of all net pre-tax profits of the Company. Thusfar no royalty payments have been earned by or paid to Dr. Kuo.

Options/SAR Exercises and Holdings
----------------------------------

     The following table sets forth information with respect to the named executives, concerning the exercise of options and/or limited SARs during the last fiscal year and unexercised options and limited SARs held as of the end of the fiscal year June 30, 1999.

     Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End Options/SAR
Values:


(a)                              (b)               (c)                  (d)(2)                           (e)(2)
                                                                  Number of Securities                    Value of
                                Shares                            Underlying Unexercised          Unexercised In-the-Money
                               Acquired           Value          Options/SARs at FY-End(#)       Options/SARs at FY End ($)

Name                        On Exercise(#)        Realized($)    Exercisable/Unexercisable       Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------------

G.L. Scott                          --                --                 45,000(1)                    $   204,000/0

Gale D. Burnett                     --                --                110,000(1)                    $   737,500/0

Henry Gemino                        --                --                270,000(1)                    $ 1,706,250/0

Murphy Evans                        --                --                150,000(1)                    $   178,250/21,250


(1) Exercisable

(2) All Options/SARs are in the form of common stock purchase warrants

     Except for 85,000 common stock purchase warrants which were awarded to Murphy Evans, there have been no awards of options, stock purchase warrants or SAR's, nor any adjustments or amendments to the exercise price of stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants or any other means during the last fiscal year ended June 30, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1988 at the time Gale D. Burnett first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how thus transferred was granted to Northwood Enterprises, Inc., a family owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. In turn, Mr. Burnett, on April 8, 1996, assigned half of this royalty interest (2%) as follows: to Mr. Henry Gemino, executive vice-president, and chief financial officer, chief operating officer and director (1 1/4%); to Mr. G.L. Scott, Chairman of the Board of Directors (1/2%). A further 1/4% was assigned to the Company's legal counsel. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

     In March 1996 the Company granted a net pre-tax royalty on profits equal to 1% to Dr. John Kuo in return for his assignment of certain patent rights, technological know-how and proprietary information and trade secrets. The effect of these various royalty interests is that a total of 5% of any net pre-tax earnings of the Company derived from the use of said technology developed by Mr. Burnett or Dr. Kuo is subject to distribution as above described. To date, no royalty interest has been earned or distributed.

     Consulting fees were paid to a director of the Company, Dr. John Kuo, totaling approximately $!80,000 and $117,500 for the years ended June 30, 1999 and 1998, respectively. Of the amount paid to Dr. Kuo in the year ended June 30, 1999, $60,000 had been deferred from the year ended June 30, 1998.

     The Company reimburses Murphy Evans for office space and secretarial expenses incurred by him in the performance of his duties as President of the Company in the amount of $1,500 per month on an informal, oral basis.


                         OTHER MATTERS TO BE VOTED UPON

     Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers and directors are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission as required under provisions of the Securities Exchange Act of 1934. Based solely on the information provided to the Company by individual directors and executive officers, the Company believes that during the last fiscal year all directors and executive officers have complied with applicable filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as the independent certified public accountants to audit the books, records and accounts of the Company for its 1999 fiscal year. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of KPMG LLP is expected to be present at the annual meeting of shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 2000 annual meeting of Stockholders must be received by the Company on or before September 15, 2000, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.



                                      BY ORDER OF THE BOARD OF DIRECTORS,



                                       Henry Gemino
                                       Chief Operating Officer

October 15, 1999

                          PROFILE TECHNOLOGIES, INC.
                               1077 Northern Blvd.
                               Roslyn, N.Y. 11576


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF PROFILE TECHNOLOGIES, INC.


     The undersigned having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 15, 1999, hereby appoints Henry Gemino or his designee with full power of substitution and revocation to represent the undersigned and to vote all the shares of the common stock of Profile Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on November 15, 1999 and any postponement or adjournment thereof.

  (1)  ELECTION OF   For all nominees below             WITHHOLD
       DIRECTORS:    (except as marked to               AUTHORITY
                     the contrary) _____                to vote for
                                                        all nominees
                                                        below _____


            GALE D. BURNETT, HENRY GEMINO, G.L. SCOTT, MURPHY EVANS, DR. JOHN TSUNGFEN KUO, ALLEN G. REEVES, CHARLES CHRISTENSON

INSTRUCTION:               To withhold authority to vote for any individual
                           nominee, draw a line through or otherwise strike out his name. If authority is not withheld, the execution of this Proxy shall be deemed to grant such authority.

         (2) IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                  For _____           Against _____             Abstain _____

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted for all nominated Directors and at the discretion of the proxy with respect to other matters pursuant to proposal 2.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

     THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished therewith.


     Dated: ___________________


                                  ----------------------------------------------

                                  ----------------------------------------------
                                  Signature(s) of Shareholder(s)

--------------------              ----------------------------------------------
Number of Shares                  Print Name of Shareholder



                                   Signature(s) should agree with the name(s) appearing hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROFILE TECHNOLOGIES, INC. PLEASE SIGN AND RETURN THIS PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NY 10004. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THIS MEETING.